PACIFIC CAPITAL FUNDS
SMALL CAP FUND
Supplement dated April 23, 2009
to the Prospectuses
dated November 28, 2008
Effective May 1, 2009, Mammen Chally will replace Doris T. Dwyer as back-up portfolio manager of the portion of the Small Cap Fund managed by Wellington Management Company, LLP (“Wellington Management”).
Mr. Chally, CFA, Vice President and Equity Portfolio Manager, works in Wellington Management’s Quantitative Investment Group as a member of the portfolio management team for the firm’s intersection and quantitative portfolios and manages portfolios focusing on US equities. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

PACIFIC CAPITAL FUNDS
SMALL CAP FUND
Supplement dated April 23, 2009
to the Statement of Additional Information
dated November 28, 2008
Effective May 1, 2009 Mammen Chally, CFA, Vice President and Equity Portfolio Manager, will replace Doris T. Dwyer in providing portfolio management and analysis services for the portion of the Small Cap Fund’s assets managed by Wellington Management. Information below is provided as of March 31, 2009.
Other Accounts Managed — Total

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mammen Chally	7	$2,029,766,438	10	$507,432,670	8	$1,791,743,920
Other Accounts Managed — Of Total listed above, those for which advisory fee is based on performance

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Mammen Chally	None	$0	None	$0	1	$85,943,788
Ownership of Fund Shares

Portfolio Manager	Dollar Range Fund
Mammen Chally	None
Please retain this supplement for future reference